                                                                   EXHIBIT 16(b)



                               POWER OF ATTORNEY



     We, the undersigned, hereby severally constitute and appoint Robert Vegliante and Anthony Pace, as true and lawful attorneys, with full power to them, to sign for us, and in our hands and in the capacities indicated below, any and all Registration Statements on Form N-1A of Salomon Brothers Opportunity Fund Inc and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission, granting unto said attorneys, full authority and power to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorneys may lawfully do or cause to be done by virtue thereof.



     WITNESS our hands as of the dates set forth below:



                SIGNATURE                                      TITLE                              DATE
                ---------                                      -----                              ----

           /s/ IRVING BRILLIANT             President and Director                          November 13, 1998
 .........................................
             IRVING BRILLIANT


           /s/ LEWIS E. DAIDONE             Executive Vice President and Treasurer          November 13, 1998
 .........................................
             LEWIS E. DAIDONE


         /s/ B. ALEXANDER GAGUINE           Director                                        November 13, 1998
 .........................................
           B. ALEXANDER GAGUINE


         /s/ ROSALIND A. KOCHMAN            Director                                        November 13, 1998
 .........................................
           ROSALIND A. KOCHMAN


         /s/ IRVING SONNENSCHEIN            Director                                        November 13, 1998
 .........................................
           IRVING SONNENSCHEIN
